SHAREHOLDERS’ EQUITY (Details 5) - CAD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Numerator
Net income for the year	$ 17,152	$ 4,798
Denominator
For basic - weighted average number of shares outstanding	160,189,858	159,743,601
Effect of dilutive securities	834,496	630,697
For diluted - adjusted weighted average number of shares outstanding	161,024,354	160,374,298
Earnings Per Share
Basic	$ 0.11	$ 0.03
Diluted	$ 0.11	$ 0.03